UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2021

890 5th Avenue Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Elm Place, Suite 206 Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

(575) 914-6575
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ENFAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ENFA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ENFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.  NOTICE OF DELISITING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as 890 5th Avenue Partners, Inc., a Delaware corporation (the “Company”). As a result of the Staff Statement, the Company requires additional time to evaluate and review with Marcum LLP, its independent registered accounting firm, the Company’s balance sheet as of January 14, 2021, the closing date of its initial public offering, and its financial statements for the three-month period ended March 31, 2021, and, as such, the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) on a timely basis. The Company is working diligently to file the Form 10-Q as soon as practicable.

On May 28, 2021, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of not having timely filed the Form 10-Q, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”). The Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market. Under Nasdaq’s Listing Rules, the Company has 60 calendar days from the date of the Notice to submit a plan to regain compliance. If the Company files the Form 10-Q prior to the date on which the plan is due to Nasdaq, the Company believes that it will regain compliance with the Rule and will not need to submit a plan to Nasdaq. If the Company submits a plan to Nasdaq and the plan is accepted by Nasdaq, then Nasdaq can grant the Company up to 180 calendar days from the due date of the Form 10-Q to regain compliance.

On May 28, 2021, the Company issued a press release announcing receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 28, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

890 5th Avenue Partners, Inc.

	By:	/s/ Adam Rothstein
	Name:	Adam Rothstein
	Title:	Executive Chairman

Date: May 28, 2021

3